WARRANT AGREEMENT


                         by and between


                       ARDEN REALTY, INC.

                               and

                 AEW/LBA ACQUISITION CO. II, LLC





                    Dated as of March 2, 1998













                        ARDEN REALTY INC.

     THIS WARRANT AGREEMENT (the "Agreement"), dated as of March 2, 1998, is entered into by and among Arden Realty Inc., a Maryland corporation (the "Company") and AEW/LBA Acquisition Co. II, LLC, a California limited liability company ("Purchaser").


                        R E C I T A L S:

          A. Pursuant to the terms and conditions of that certain Agreement for Purchase and Sale of AEW/LBA Portfolio dated as of December 15, 1997, by and among the Company, as "Buyer," and the Purchaser and certain additional named parties, as "Sellers," (the "Purchase Agreement"), the Company desires to sell to the Purchaser warrants (each, a "Warrant", and collectively, the "Warrants") to purchase up to an aggregate of 2,500,000 shares of common stock, $.01 par value per share ("Common Shares") (subject to adjustment) of the Company. The Common Shares issuable upon exercise of the Warrants shall be referred to as the "Warrant Shares."

          B. Pursuant to the terms and conditions of the Purchase Agreement, the Purchasers desire to purchase the Warrants.

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

                            ARTICLE I
                      WARRANT CERTIFICATES

          Section 1.1 Warrant Certificates. The warrant certificates representing the Warrants purchased by the Purchaser (the "Warrant Certificates") shall be issued in registered form only and, together with the form of the election to purchase (the "Election to Purchase") and assignment to be attached thereto, shall be substantially in the form of Exhibit A attached hereto and, in addition, may have such letters, numbers or other marks of identification or designation and such legends, summaries, or endorsements stamped, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as, in any particular case, may be required in the opinion of counsel for the Company, to comply with any law or with any rule or regulation of any regulatory authority or agency, or to conform to customary usage. Subject to the rights of exchange set forth in Section 1.4, the Company shall issue an initial Warrant Certificate to Purchaser representing the Warrants to purchase the full measure of 2,500,000 Common Shares.

          Section 1.2 Execution of Warrant Certificates. The Warrant Certificates shall be executed on behalf of the Company by its Chairman or President and attested to by another authorized officer of the Company, either manually or by facsimile signature printed thereon. In the event that any authorized officer of the Company who shall have signed any of the Warrant Certificates shall cease to be an officer of the Company either before or after delivery thereof by the Company to any Purchaser, the signature of such person on such Warrant Certificates shall be valid nevertheless and such Warrant Certificates may be issued and delivered to those persons entitled to receive the Warrants represented thereby with the same force and effect as though the person who signed such Warrant Certificates had not ceased to be an officer of the Company.

          Section 1.3 Registration of Warrant Certificates. The Company shall number and register the Warrant Certificates in a warrant register maintained by the Company as they are needed. The Company may deem and treat the registered holder(s) of the Warrant Certificates (the "Holders") as the absolute owner(s) thereof for all purposes.

          Section 1.4 Exchange and Transfer of Warrant Certificates. (a) The Warrants (and any Warrant Shares issued upon exercise of the Warrants) shall bear such restrictive legend or legends as may be required by this Agreement and as may be required by law and shall be transferable only in accordance with the terms of this Agreement. Subject to the foregoing, the Warrants shall be fully and freely transferable in whole or in part.

          (b) The Company shall from time to time register the transfer of any outstanding Warrant Certificates in the warrant register upon surrender thereof accompanied by a written instrument or instruments of transfer in form reasonably satisfactory to the Company duly executed by the Holder or Holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, the Company shall issue as promptly as practicable and in any event within seven (7) days after receipt of such notice of transfer a new Warrant Certificate to the transferee(s).

          (c) At any time and from time to time based upon the transfer or exercise of fewer than all the Warrants represented by any Warrant Certificate or otherwise, Warrant Certificates may be exchanged at the option of the Holder(s) thereof when surrendered to the Company at the address set forth in Section
4.5 hereof for another Warrant Certificate or Warrant Certificates of like tenor and representing the right to purchase in the aggregate a like number of Warrant Shares; provided that the Company shall not be required to issue any Warrant Certificate representing any fractional Warrant Shares.

          (d) The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of new Warrant Certificates, including, without limitation, any transfer or stamp taxes.

          (e) The Warrants may not be sold or transferred in violation of the stock ownership restrictions set forth in the Company Charter (the "Charter") and any such attempted sale or transfer shall be subject to the remedies set forth in the Charter subject to the Holder's rights pursuant to Section 2.4 hereof.

          Section 1.5 Lost, Stolen, Mutilated or Destroyed Warrant Certificates. If any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue, execute and deliver, in exchange and substitution for and upon cancellation of such mutilated Warrant Certificate, or in lieu of or in substitution for such lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate representing an equivalent number of Warrants or Warrant Shares. If required by the Company, the Holder of the mutilated, lost, stolen or destroyed Warrant Certificate must provide indemnity reasonably sufficient to protect the Company from any loss which it may suffer if the Warrant Certificate is replaced. Any new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

          Section 1.6 Cancellation of Warrant Certificates. Any Warrant Certificate surrendered upon the exercise of Warrants or for exchange or transfer, or purchased or otherwise acquired by the Company, shall be canceled and shall not be reissued by the Company; and, except as provided in Section 2.6 with respect to the exercise of fewer than all of the Warrants evidenced by a Warrant Certificate or in Section 1.4 with respect to an exchange or transfer, no Warrant Certificate shall be issued hereunder in lieu of such canceled Warrant Certificate. Any Warrant Certificate so canceled shall be destroyed by the Company.

                           ARTICLE II
         WARRANT EXERCISE PRICE AND EXERCISE OF WARRANTS

          Section 2.1 Exercise Price. Each Warrant Certificate shall, when duly issued by the Company, entitle the Holder thereof to purchase from the Company, subject to the terms and conditions of this Agreement, the number of fully paid and nonassessable Warrant Shares evidenced thereby at a purchase price equal to the Exercise Price (as defined below) or such adjusted number of Warrant Shares at such adjusted purchase price as may be established from time to time pursuant to the provisions of Article III hereof, payable in full in accordance
with Section 2.4, at the time of exercise of the Warrant.   For
the foregoing purposes, the following meanings shall apply:

               (a) "Exercise Price shall refer to $29.56875 per
     share of Common Shares.   Notwithstanding the foregoing, the
     Exercise Price per Common Share shall be increased by an amount equal to the amount, if any, by which the Market Value (as defined below) per Common Share as of the Date of Exercise exceeds the Exercise Price (determined without reference to such increase) by more than $6.00 per Common Share. The $6.00 figure shall be referred to as the "Cap Amount." The Exercise Price determined pursuant to the initial sentence of this subsection (a) and without reference to any increase based upon Market Value and the Cap Amount shall be referred to as the "Basic Exercise Price."

               (b)  "Date of Exercise" with respect to any
     Warrant means the date on which such Warrant is exercised as provided in this Agreement.

               (c) "Closing Price" for any date shall mean the last sale price reported in The Wall Street Journal regular way or, in case no such reported sale takes place on such date, the average of the last reported bid and asked prices regular way, in either case on the New York Stock Exchange.

               (d)  "Trading Days" with respect to the Common
     Shares means days on which the New York Stock Exchange is open for business.

               (e) "Market Value" on a per share basis, means the average of the daily Closing Prices of the Common Shares for the ten (10) consecutive Trading Days ending on the Trading Day immediately preceding a Date of Exercise.


          Section 2.2 Legend. The Purchaser hereby acknowledges that the Warrants and Warrant Shares are being and will be issued and sold in a transaction not involving any public offering within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and that the Warrants and Warrant Shares have not and shall not have been registered under the Securities Act. Except for any distribution of Warrants to the Distributee (as defined in Section 2.3) and without prejudice to the Purchaser's right at all times to sell or otherwise dispose of all or any part of the Warrants and Warrant Shares pursuant to an effective registration statement under the Securities Act or under an exemption from registration available under the Securities Act, the Purchaser hereby agrees not to offer, sell, transfer or otherwise dispose of any of the Warrants or Warrant Shares it is issued pursuant to the Purchase Agreement in the absence of the registration unless the Purchaser delivers to the Company an opinion of a lawyer experienced in securities matters and reasonably satisfactory to the Company in form and substance reasonably satisfactory to the Company, to the effect that the proposed sale, transfer or other disposition may be effected without registration under the Securities Act and under applicable state securities or "blue sky" laws. The Purchaser hereby further acknowledges that each certificate representing the Warrants and Warrant Shares shall bear a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS."

          Section 2.3 Accredited Investor; Investment Intent.
The following shall be true (i) with respect to the Purchaser and each Distributee (as defined below) at the time of original issuance of the Warrants and (ii) with respect to the Holder of any Warrant upon the exercise of such Warrant with respect to the issuance of Warrant Shares:

     (a) Such person is an "accredited investor" as defined in Regulation D promulgated under the Securities Act.

     (b) The Warrants and/or Warrant Shares acquired or to be acquired by such person are being sold or will be acquired for such person's own account for investment only and not with a view to, or with any present intention of, a distribution or resale thereof in violation of the Securities Act or state or "blue sky" laws, without prejudice to such person's right at all times to sell or otherwise dispose of all or any pat of the Warrants or Warrant Shares pursuant to an effective registration statement under the Securities Act or under an exemption from registration available under the Securities Act.

"Distributee" shall mean any person who receives Warrants or Warrant Shares pursuant to a distribution by the Purchaser or a member of the Purchaser to their respective constituent shareholders, partners or members.

          Section 2.4 Exercise of Warrants. The Warrants may be exercised prior to the Expiration Date (as hereinafter defined) at the Exercise Price at any time and from time to time subject to the limits on ownership of the Company stock set forth in the Company Charter and the provisions of this Section 2.4. The Warrants shall expire at 5:00 p.m., New York City time, on March 2, 2001 (the "Expiration Date"). The Warrants may be exercised by surrendering the Warrant Certificates representing such Warrants to the Company at its address set forth in Section 4.5, together with the Election to Purchase duly completed and executed, accompanied by payment in full, as set forth below, to the Company of the Exercise Price for each Warrant Share with respect to which such Warrants are being exercised. Such Exercise Price shall be paid in full by (i) cash or a certified check or a wire transfer in same day funds in an amount equal to the Exercise Price multiplied by the number of Warrant Shares then being purchased or (ii) delivery to the Company of that number of Common Shares having a Market Value equal to the Exercise Price multiplied by the number of Warrant Shares then being purchased. In the alternative, the Holder of a Warrant Certificate may exercise its right to purchase some or all of the Warrant Shares subject to such Warrant Certificate, on a net basis, such that, without the exchange of any funds, such Holder receives that number of Warrant Shares subscribed to pursuant to such Election to Purchase less that number of Common Shares having an aggregate Market Value on the Exercise Date equal to the aggregate Exercise Price that would otherwise have been paid by such Holder for the number of Warrant Shares subscribed to pursuant to such Election to Purchase (a "Net Cashless Exercise"). Notwithstanding any other provision of this Agreement, no Warrant Shares shall be issued in respect of any exercise of a Warrant by any Holder to the extent that the ownership or right to acquire Warrant Shares pursuant to such exercise by such Holder would:

     (a) for so long as the Company is in compliance with the REIT Requirements (as defined below), cause the Company to violate the REIT Requirements and such Holder shall have no right under this Agreement or the Warrants to acquire Warrant Shares to the extent that such acquisition could cause such Holder to beneficially own (as such term is defined under the Internal Revenue Code of 1986, as amended (the "Code") for purposes of the REIT Requirements) Warrant Shares in excess of the Ownership Limit (as defined below);

     (b) otherwise be prohibited under the Company's Amended and Restates Articles of Incorporation (as amended from time to time); or

     (c) otherwise cause the Company to be in violation of the REIT Requirements.

To the extent that any attempted exercise of Warrants would be in violation of this Section 2.4, it shall be null and void ab initio and, except as otherwise provided in this Section 2.4, such Holder shall not acquire any interest in any Warrant Shares otherwise issuable upon such exercise; provided, however, that
(i) at such Holder's request the Company shall be required to pay in cash to such Holder the value of the Warrant Shares otherwise issuable upon such exercise based on the higher of (x) the Market Value with respect to the exercise giving rise to the violation or (y) the average of the daily Closing Prices of the Common Shares for the ten (10 ) consecutive Trading Days ending on the Trading Day immediately preceding the date of payment of such cash amount, and (ii) if the Holder exercised the right described in the foregoing clause (i), such Holder's Warrants shall be deemed to have been canceled to the extent of the right to acquire the Warrant Shares for which such Holder shall have been compensated in cash. "Ownership Limited" shall mean 9.8% (in value or in number of shares, whichever is more restrictive) of the outstanding Common Shares. "REIT Requirements" shall mean the requirements for the Company to (i) continue to qualify as a real estate investment trust under the Code and the rules and regulations promulgated thereunder and (ii) avoid any federal income or excise tax liability.

          Section 2.5 Issuance of Common Shares. As promptly as practicable after the Date of Exercise of any Warrants and in any event within seven (7) days after receipt of the Election to Purchase, the Company shall issue, or cause its transfer agent to issue, a certificate or certificates for the number of non-fractional Warrant Shares (the "Common Share Certificate"), registered in accordance with the instructions set forth in the Election to Purchase, together with cash for fractional Warrant Shares as provided in Section 3.9. All Warrant Shares issued upon the exercise of any Warrants shall be validly authorized and issued, fully paid, non-assessable, free of preemptive rights and free from all taxes, liens, charges and security interests in respect of the issuance thereof. Each person in whose name any such Common Share Certificate is issued shall be deemed for all purposes to have become the holder of record of the Common Shares represented thereby on the Date of Exercise of the Warrants resulting in the issuance of such shares, irrespective of the date of issuance or delivery of such Common Share Certificate. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of new Common Share Certificates, including, without limitation, any transfer or stamp taxes.

          Section 2.6 Certificates for Unexercised Warrants. In the event that, prior to the Expiration Date, a Warrant Certificate is exercised with respect to fewer than all of the Warrant Shares issuable on such exercise a new Warrant Certificate representing the remaining Warrant Shares shall be issued and delivered pursuant to the provisions hereof; provided that the Company shall not be required to issue any Warrant Certificate representing any fractional Warrant Shares.

          Section 2.7  Reservation of Common Shares; Listing.
The Company shall at all times reserve and keep available, free from preemptive rights, for issuance upon the exercise of Warrants, the maximum number of its authorized but unissued shares of Common Shares which may then be issuable upon the exercise in full of all outstanding Warrants. If the Common Shares are listed on any U.S. national securities exchange at the time of any issuance of Warrant Shares, then such maximum number of Common Shares shall be duly listed thereon.

          Section 2.8 No Impairment. The Company shall not by any action, including, without limitation, amending its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants or this Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holders against impairment. Without limiting the generality of the foregoing, the Company shall obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under the Warrants.

          Section 2.9 Restrictions on Transfer of Warrant Shares. Any Holder or Holders of Warrant Shares shall be prohibited from the transfer of the Warrant Shares pursuant to the registration rights set forth in this Agreement during the limited period commencing on the date of this Agreement and ending on the earlier to occur of (a) the date thirty-six days following the Company's completion of financings (i.e., public offering or a private placement of the Company's equity securities, debt transactions, joint venture or any combination of the foregoing) in which the proceeds received by the Company are adequate to consummate the transactions contemplated by the Purchase Agreement or (b) the date six months following the date of this Agreement.


                           ARTICLE III
                      ADJUSTMENT PROVISIONS

          Section 3.1 Adjustment of Exercise Price. Subject to the provisions of this Article III, the Exercise Price in effect from time to time shall be subject to adjustment, as follows:

          (a) In the event that the Company shall (i) declare a dividend or make a distribution on the outstanding Common Shares in additional Common Shares, (ii) subdivide or reclassify the outstanding Common Shares into a greater number of shares, or
(iii) combine or reclassify the outstanding Common Shares into a fewer number of shares, the Exercise Price shall be adjusted and determined after the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification, as the case may be, as follows: each of the Basic Exercise Price and the Cap Amount in effect immediately prior thereto shall be multiplied by a fraction, of which the numerator shall be the number of Common Shares outstanding immediately before such dividend, distribution, subdivision, combination or reclassification, and of which the denominator shall be the number of Common Shares outstanding immediately after such dividend, distribution, subdivision, combination or reclassification. Any Common Shares issuable in payment of a dividend shall be deemed to have been issued immediately prior to the record date for such dividend for the purpose of calculating the number of outstanding Common Shares under this Section. Such adjustments shall be made successively whenever any event specified above shall occur.

          (b) Upon each adjustment of the Exercise Price pursuant to subsection (a), each Warrant shall thereupon evidence the right to purchase that number of Warrant Shares (calculated to the nearest hundredth of a share) obtained by multiplying the number of Warrant Shares purchasable immediately prior to such adjustment upon exercise of the Warrant by a fraction, of which the numerator shall be the number of Common Shares outstanding immediately after the dividend, distribution, subdivision, combination or reclassification, and of which the denominator shall be the number of Common Shares outstanding immediately prior such dividend, distribution, subdivision, combination or reclassification.

          (c) In the event of any capital reorganization, other than in the cases referred to in subsection (a), or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding Common Shares or the conversion of such outstanding Common Shares into shares of other stock or other securities or property), or the sale or conveyance of the property of the Company as an entirety or substantially as an entirety (collectively such actions being hereinafter referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of any Warrant (in lieu of the number of Warrant Shares theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of Warrant Shares which would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization if such Warrant had been exercised in full immediately prior to such Reorganization. In the event of any Reorganization, appropriate adjustment, as determined in good faith by the Company's Board of Directors, shall be made in the application of the provisions herein set forth with respect to the rights and interests of Holders so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of Warrants. Any such adjustment shall be made by and set forth in a supplemental agreement prepared by the Company or any successor thereto, between the Company and any successor thereto, and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment. The Company shall not effect any such Reorganization, unless upon or prior to the consummation thereof the successor corporation, or if the Company shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of Common Shares outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the Holder of any Warrant Certificate such shares of stock, securities, cash or other property as such holder shall be entitled to purchase in accordance with the foregoing provisions.

          Section 3.2 Notice of Certain Actions. In the event the Company shall (a) declare any dividend payable in stock to the holders of its Common Shares or make any other distribution in property other than cash to the holders of its Common Shares,
(b) offer to the holders of its Common Shares rights to subscribe for or purchase any shares of any class of stock or any other rights or options, or (c) effect any reclassification of its Common Shares (other than a reclassification involving merely the subdivision or combination of outstanding Common Shares) or any capital reorganization or any consolidation or merger (other than a merger in which no distribution of securities or other property is made to holders of Common Shares) or any sale, transfer or other disposition of its property, assets and business substantially as an entirety, or the liquidation, dissolution or winding up of the Company; then, in each such case, the Company shall exercise good faith efforts to cause notice of such proposed action to be mailed to each Holder

          Section 3.3 Certificate of Adjustments. The Company shall perform any computations and determine any adjustments required to be made under this Agreement (including any computations and adjustments pursuant to Section 2.3(b) and this
Article III) (the "Adjustments") and may cause an independent public accounting firm selected by the Company to verify each Adjustment. As promptly as practicable after determining any Adjustment, the Company shall prepare a certificate executed by the Chief Financial Officer of the Company setting forth such Adjustment and mail such certificate to each Holder (an "Adjustment Notice"). The Adjustment Notice shall include in reasonable detail (a) the events precipitating the Adjustment,
(b) the computations relating to such Adjustment and (c) the Exercise Price, Cap Amount and the number of shares or the securities or other property purchasable upon exercise of each Warrant after giving effect to such Adjustment. In the event that the Holders of Warrants entitling such Holders to purchase a majority of the Warrant Shares subject to purchase upon exercise of Warrants at the time outstanding (the "Required Interest") shall disagree with any Adjustment, the Required Interest shall give notice thereof (the "Dispute Notice") to the Company within 15 days after the Adjustment Notice. Upon receipt of the Dispute Notice, the Company shall promptly engage a third party independent public accounting firm acceptable to the Required Interest to make an independent determination of such disputed Adjustment (the "Independent Adjustment"). The Independent Adjustment shall be final and binding on the Company and all Holders. If the disputed Adjustment and the Independent Adjustment differ by an amount of 5% or less of the disputed Adjustment, then the costs of conducting the independent determination shall be borne equally by the Company and the Required Interest; if the disputed Adjustment is greater than the Independent Adjustment by more than 5% of the disputed Adjustment, then the costs of conducting the independent determination shall be borne entirely by the Required Interest (pro rata, in accordance with the number of Warrants held by each, with each subject Holder severally liable); and if the Independent Adjustment is greater than the disputed Adjustment by more than 5% of the disputed Adjustment, then the costs of conducting the independent determination shall be borne entirely by the Company; provided that in each case costs separately incurred by the Company and any Holders shall be separately borne by them.

          Section 3.4  Warrant Certificate Amendments.
Irrespective of any adjustments pursuant to this Article III, Warrant Certificates theretofore or thereafter issued need not be amended or replaced, but certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments; provided the Company may, at its option, issue new Warrant Certificates evidencing Warrants in such form as may be approved by its Board of Directors to reflect any adjustment in the Exercise Price and number of Warrant Shares purchasable under the Warrants.

          Section 3.5 Fractional Shares. The Company shall not be required upon the exercise of any Warrant to issue fractional Warrant Shares which may result from adjustments in accordance with this Article III to the Exercise Price or number of Warrant Shares purchasable under each Warrant. If more than one Warrant is exercised at one time by the same Holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed based on the aggregate number of Warrant Shares purchasable upon exercise of such Warrants. With respect to any final fraction of a share called for upon the exercise of any Warrant or Warrants, the Company shall pay an amount in cash to the Holder of the Warrants in respect of such final fraction in an amount equal to the Market Value of a Common Share as of the Date of Exercise of such Warrants, multiplied by such fraction. All calculations under this Section 3.5 shall be made to the nearest hundredth of a share.

                           ARTICLE IV
                          MISCELLANEOUS

          Section 4.1 Payment of Taxes and Charges. The Company will pay all taxes (other than income taxes) and other government charges in connection with the issuance or delivery or transfer of the Warrants and the initial issuance or delivery of Warrant Shares upon the exercise of any Warrants and payment of the Exercise Price.

          Section 4.2 Changes to Agreement. The Company, when authorized by its Board of Directors, with the written consent of Holders of 75% of the outstanding Warrants may amend or supplement this Agreement, except that no amendment which increases the Exercise Price or reduces the number of Warrant
Shares or otherwise economically impairs the value of the Warrants shall be enforceable against a Holder who has not consented in writing to such amendment.

          Section 4.3  Assignment.  All the covenants and
provisions of this Agreement by or for the benefit of the Company or the Holders shall bind and inure to the benefit of their respective successors and assigns.

          Section 4.4 Successor to Company. In the event that the Company merges or consolidates with or into any other corporation or sells or otherwise transfers its property, assets and business substantially as an entirety to a successor corporation or other entity, the Company shall use its best efforts to have such successor corporation or other entity assume in writing each and every covenant and condition of this Agreement to be performed and observed by the Company, and such successor corporation or other entity shall be deemed, upon the closing of such merger, consolidation, transfer or sale, to have so assumed such liabilities whether or not such assumption is made in writing.

          Section 4.5 Notices. Any notice or demand required by this Agreement to be given or made by any Holder to or on the Company shall be sufficiently given or made if sent by first-class or registered mail, postage prepaid, addressed as follows:

                         Arden Realty, Inc.
                         9100 Wilshire Boulevard
                         East Tower, Suite 700
                         Beverly Hills,  CA  90212
                         Attn:  Victor Coleman

     with a copy to:     Pircher, Nichols & Meeks
                         1999 Avenue of the Stars
                         Suite 2600
                         Los Angeles,  CA  90067
                         Attn:  Gary Laughlin

Any notice or demand required by this Agreement to be given or made by the Company to or on Purchaser shall be sufficiently given or made if sent by first-class or registered mail, postage prepaid, addressed to Purchaser and sent to the address set forth below (or, if a subsequent Holder, the address of such Holder on the Company's warrant register):

                         Spectrum Investments II, L.P.
                         c/o Layton-Belling & Associates
                         4440 Von Karman Boulevard
                         Newport Beach, CA  92660
                         Attn: Phil Belling

                         and

                         Eastrich 175, LLC
                         c/o AEW Capital Management, L.P.
                         225 Franklin Street
                         Boston, Massachusetts 02110
                         Attn: James Finnegan

 with a copy to:         Heller, Ehrman, White & McAuliffe
                         333 Bush Street
                         San Francisco, CA  94104
                         Attn: Brian Smith

 and a copy to:          Orrick, Herrington & Suttcliffe
                         777 So. Figueroa Street
                         Los Angeles, CA 90017
                         Attn: Richard Mendelson

Any notice or demand required by this Agreement to be given or made by the Company to or on any Holder shall be sufficiently given or made, whether or not such Holder receives the notice, five (5) days after mailing, if sent by first-class or registered mail, postage prepaid, addressed to such Holder at its last address as shown on the books of the Company. Otherwise, such notice or demand shall be deemed given when received by the party entitled thereto.

          Section 4.6 Defects in Notice. Failure to file any certificate or notice or to mail any notice, or any defect in any certificate or notice pursuant to this Agreement shall not affect in any way the rights of any Holder or the legality or validity of any adjustment made pursuant to Section 3.1 or 3.2 hereof.

          Section 4.7  Governing Law.  This Agreement and each
Warrant Certificate issued hereunder shall be governed by the laws of the State of California without regard to principles of conflicts of laws thereof.

          Section 4.8 Standing. Nothing in this Agreement expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company and the Holders any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement contained herein; and all covenants, conditions, stipulations, promises and agreements contained in this Agreement shall be for the sole and exclusive benefit of the Company and its successors and the Holders.

          Section 4.9 Headings. The descriptive headings of the articles and sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

          Section 4.10  Counterparts.  This Agreement may be
executed in any number of counterparts, each of which so executed shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

          Section 4.11  Availability of the Agreement.  The
Company shall keep copies of this Agreement available for inspection by Holders during normal business hours. Copies of this Agreement may be obtained upon written request addressed to the Company at the address set forth in Section 4.5.

          Section 4.12  Entire Agreement.  This Agreement,
including the Exhibits referred to herein and the other agreements and writings specifically identified herein or contemplated hereby, is complete, reflects the entire agreement of the parties with respect to its subject matter, and supersedes all previous written or oral negotiations, commitments and writings.

     IN WITNESS WHEREOF, the Company and the Purchaser have executed and delivered this Warrant Agreement as of the date first written above.

                              THE COMPANY:


                              ARDEN REALTY, INC.


                              By: /s/ Victor J. Coleman
                              Name:  Victor J. Coleman
                              Title:     President


                              By:  /s/ Andrew J. Sobel
                              Name: Andrew J. Sobel
                                   Title:   Vice President

                            EXHIBIT A

                   FORM OF WARRANT CERTIFICATE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 OR RULE 144A UNDER SUCH ACT, (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO SUCH ACT, OR (iv) IN COMPLIANCE WITH ANY APPLICABLE STATE OR PROVINCIAL SECURITIES LAWS.

IN ADDITION, ANY SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION OF THIS SECURITY IS RESTRICTED BY, AND THE RIGHTS OF THE HOLDER OF SUCH SECURITY ARE SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN, A WARRANT AGREEMENT DATED AS OF MARCH 2, 1998, A COMPLETE AND CORRECT COPY OF THE FORM OF WHICH WILL BE FURNISHED BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

FURTHER, ANY SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER
DISPOSITION OF THIS SECURITY IS LIMITED BY THE CHARTER OF THE
ISSUER WHICH CONTAINS LIMITATIONS ON STOCK OWNERSHIP.

No. ___________

                Certificate for ________ Warrants

                NOT EXERCISABLE AFTER 5:00 P.M.,
              NEW YORK CITY TIME, ON MARCH 2, 2001

                        ARDEN REALTY INC.

                       WARRANT CERTIFICATE

     THIS CERTIFIES that _______________________________, a
__________________________, or its registered assigns is the registered holder (the "Registered Holder") of the number of Warrants set forth above, each of which represents the right to purchase one fully paid and non-assessable common share (the "Common Shares"), of Arden Realty Inc., a Maryland (the "Company"), at the Exercise Price (as defined in and determined from time to time in accordance with the Warrant Agreement), by surrendering this Warrant Certificate, with the form of Election to Purchase attached hereto duly executed and by paying in full the Exercise Price (the Common Shares issuable upon exercise of the Warrants being referred to herein as the "Warrant Shares"), subject to the limits on ownership of the Company Stock set forth in the Charter Charter subject to the Holder's rights pursuant to
Section 2.4 of the Warrant Agreement. Payment of the Exercise Price shall be made as set forth in the Warrant Agreement (as hereinafter defined). No Warrant may be exercised after 5:00 P.M., New York City time, on March 2, 2001 (the "Expiration Date"). All Warrants evidenced hereby shall thereafter become void, subject to the terms of the Warrant Agreement hereinafter referred to.

     Prior to the Expiration Date, subject to any applicable laws, rules or regulations restricting transferability and to any restriction on transferability that may appear on this Warrant Certificate or in the Company Charter and in accordance with the terms of the Warrant Agreement hereinafter referred to, the Registered Holder shall be entitled to transfer this Warrant Certificate, in whole or in part, upon surrender of this Warrant Certificate at the principal office of the Company with the form of assignment set forth hereon duly executed. Upon any such transfer, a new Warrant Certificate or Warrant Certificates representing the same aggregate number of Warrant Shares will be issued in accordance with instructions in the form of assignment.

     Upon the exercise of fewer than all of the Warrants to purchase the Common Shares evidenced by this Warrant Certificate, there shall be issued to the Registered Holder a new Warrant
Certificate in respect of the Warrants not exercised.

     Prior to the Expiration Date, the Registered Holder shall be entitled to exchange this Warrant Certificate, with or without other Warrant Certificates, for another Warrant Certificate or Warrant Certificates for the same aggregate number of Warrant Shares, upon surrender of this Warrant Certificate at the principal office of the Company.

     Upon certain events provided for in the Warrant Agreement, the Exercise Price and the number of Warrant Shares are required to be adjusted.

     No fractional shares will be issued upon the exercise of Warrants. As to any final fraction of a Common Share which the Registered Holder of one or more Warrant Certificates, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay the cash value thereof determined as provided in the Warrant Agreement. No Warrant Certificate representing any fractional Warrant Shares will be issued.

     This Warrant Certificate is issued under and in accordance with the Warrant Agreement dated as of March 2, 1998 (the "Warrant Agreement") by and among the Company and the Purchaser (as defined in the Warrant Agreement) and is subject to the term and provisions contained in the Warrant Agreement. All capitalized terms not defined herein shall have the meanings given such terms as set forth in the Warrant Agreement.

     This Warrant Certificate shall not entitle the Registered Holder to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to attend or receive any notice of meetings of stockholders or any other proceedings of the Company.

     IN WITNESS WHEREOF, the Company has caused this Warrant
Certificate to be duly executed under its facsimile corporate seal.


                              ARDEN REALTY, INC.


                              By:
                              Name:  Victor J. Coleman
                              Title:     President

[Seal]                        Attest:


                              By:______________________________
                              Name:  Andrew J. Sobel
                              Title:   Vice President

                      [Form of Assignment]



     FOR VALUE RECEIVED, the undersigned hereby irrevocably sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned represented by the within Warrant Certificate, with respect to the number of Warrants to purchase the Common Shares set forth below:

  Name of Assignee          Address            No. of Warrants





and does hereby irrevocably constitute and appoint
_____________________ true and lawful Attorney, to make such transfer on the books of Arden Realty Inc., maintained for that purpose, with full power of substitution in the premises.

Dated: __________ ___, _____
                              Signature


                              (Signature must conform in all
                              respects to name of holder as
                              specified on the face of the
                              Warrant Certificate.)

                 [Form of Election To Purchase]


     The undersigned hereby irrevocably elects to exercise
____________ of the Warrants represented by this Warrant
Certificate and to purchase the Common Shares issuable upon the exercise of said Warrants, and requests that certificates for such shares be issued and delivered as follows:

ISSUE TO:
                             (NAME)



                  (ADDRESS, INCLUDING ZIP CODE)



        (SOCIAL SECURITY OR OTHER IDENTIFICATION NUMBER)



DELIVER TO:
                             (NAME)


at
                  (ADDRESS, INCLUDING ZIP CODE)

     In full payment of the purchase price with respect to the exercise of Warrants to purchase Common Shares, the undersigned:

              hereby tenders payment of [U.S.$________] by cash, certified check, cashier's check or money order payable in United States currency to the order of the Company; or

              hereby delivers to the Company that number of Common Shares having a Market Value (as defined in the Warrant Agreement) equal to the Exercise Price multiplied by the number of Warrant Shares being purchased; or

              hereby makes a Net Cashless Exercise (as defined in the Warrant Agreement).

     If the number of Warrants to purchase the Common Shares hereby exercised is fewer than all the Warrants represented by this Warrant Certificate, the undersigned requests that a new Warrant Certificate representing the number of such full Warrants not exercised be issued and delivered as follows:

ISSUE TO:
                             (NAME)



                  (ADDRESS, INCLUDING ZIP CODE)



        (SOCIAL SECURITY OR OTHER IDENTIFICATION NUMBER)



DELIVER TO:
                             (NAME)


at
                  (ADDRESS, INCLUDING ZIP CODE)


Date: __________ ___, ______
______________________________________
                              Signature

                              (Signature must conform in all
                              respects to name of holder as
                              specified on the face of the
                              Warrant Certificate.)

                              PLEASE INSERT SOCIAL SECURITY OR
                              TAX I.D. NUMBER OF HOLDER